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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 19, 2001


                         INTELLIGENT SYSTEMS CORPORATION
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             (Exact name of Registrant as specified in its charter)


       GEORGIA                            1-9330                 58-1964787
(State or other jurisdiction       Commission file number     (I.R.S. Employer
of incorporation or organization)                            Identification No.)


4355 SHACKLEFORD ROAD, NORCROSS, GEORGIA                           30093
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (770) 381-2900

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

         On March 19, 2001, the Registrant issued a press release announcing a definitive agreement to sell its ownership position in PaySys International, Inc., an affiliate company, to First Data Corp. in a transaction scheduled to close no later than April 30, 2001. Under the terms of the agreement, if and when the transaction closes, the Registrant expects to receive cash proceeds of between $17 million and $19 million, plus $3.5 million principal, plus interest, in repayment of short-term bridge financing. Attached as Exhibit 99.1 is a copy of the press release issued on March 19, 2001 related to this proposed transaction.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

                  99.1     Press Release, dated March 19, 2001

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2001                        INTELLIGENT SYSTEMS CORPORATION
                                                     (Registrant)

                                                /s/ Bonnie L. Herron
                                                --------------------------------
                                            By: Bonnie L. Herron
                                                Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number             Description
99.1              Press Release, dated March 19, 2001